Variable Interest Entities (Tables)	3 Months Ended
Mar. 31, 2014
Text Block [Abstract]
Assets and Liabilities of Consolidated VIEs Included in Condensed Consolidated Balance Sheets

The following table presents certain assets and liabilities of consolidated VIEs, which are included in the condensed consolidated balance sheets included in this report. The assets in the table include only those assets that can be used to settle obligations of the consolidated VIEs. The liabilities in the table include third party liabilities of the consolidated VIEs, for which creditors do not have recourse to the general credit of the Company.

	March 31,	December 31,
	2014	2013
	(in millions)
Restricted cash	$819	$900
Financing receivables	12,382	12,379
Equipment on operating leases, net	107	116

Total Assets	$13,308	$13,395

Debt	$12,694	$12,871

Total Liabilities	$12,694	$12,871